Sunoco Logistics Partners L.P. Energy Transfer Partners, L.P. SXL / ETP Transaction November 2016

Forward-Looking Statements 2 Sunoco Logistics Partners L.P. 3807 West Chester Pike Newtown Square, PA 19073 Attention: Investor Relations Phone: 866-248-4344 Energy Transfer Partners, L.P. 8111 Westchester Drive, Suite 600 Dallas, TX 75225 Attention: Investor Relations Phone: 214-981-0700 Participants in the Solicitation [SXL, ETP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of SXL is contained in SXL’s Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 26, 2016. Information regarding the directors and executive officers of ETP is contained in ETP’s Form 10- K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.] Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. SXL and ETP cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of SXL to successfully integrate ETP’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by SXL and ETP with the SEC, which are available to the public. SXL and ETP undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION (THE "TRANSACTION”) INVOLVING SUNOCO LOGISTICS PARTNERS L.P. (“SXL”) and ENERGY TRANSFER PARTNERS, L.P. (“ETP”) CAREFULLY WHEN IT BECOMES AVAILABLE. These documents (when they become available), and any other documents filed by SXL or ETP with the U.S. Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of SXL or ETP at the following:

Key Transaction Highlights 3  Sunoco Logistics Partners L.P. (“SXL”) and Energy Transfer Partners, L.P. (“ETP”) have entered into a merger agreement providing for the acquisition of ETP by SXL in a unit-for-unit transaction – 1.500 SXL common units for each ETP unit, implying a price of $39.29 per unit based on SXL’s closing price immediately prior to the announcement of the transaction – That price represents a 10% premium to the volume weighted average price of ETP’s common units for the last 30 trading days immediately prior to the announcement of the transaction  SXL will assume ETP outstanding debt – No change of control triggered in ETP’s existing notes  Expected to be immediately accretive to SXL’s distributable cash flow and distribution per unit  Expected to allow the combined partnership to be in position to achieve near-term distribution increases in the low double digits and a more than 1.0x distribution coverage ratio  SXL’s IDR structure survives following the transaction – Existing SXL and ETP IDR subsidies remain in place  SXL Common Units and Class B Units held by ETP are retired – ETP Class H units held by ETE are retired, with ETE owning 100% of the pro forma company’s GP / IDRs  Transaction subject to customary approvals – ETP unitholder vote – Expect transaction to close in Q1 2017  Combined company to be called Energy Transfer Partners  CEO, President, CFO and Chief Commercial Officer of combined company will be Kelcy Warren, Matt Ramsey, Tom Long and Mackie McCrea, respectively  Mike Hennigan and other members of the SXL management team will continue in leading management roles of the combined company with SXL business remaining headquartered in Philadelphia TRANSACTION CREATES ONE OF THE LARGEST MLPS BY ENTERPRISE VALUE AND UNLOCKS VALUE THROUGH LIQUIDS INTEGRATION OPPORTUNITIES

Key Transaction Highlights 4 A “WIN-WIN” FOR ALL STAKEHOLDERS EXPANDS STRATEGIC FOOTPRINT ENHANCED ABILITY TO PURSUE CONTINUED GROWTH COMMERCIAL SYNERGIES AND INTEGRATION OPPORTUNITIES STRONG PRO FORMA FINANCIAL PROFILE  Unique opportunity to extend SXL’s strategic footprint further upstream to vertically integrate its NGL and crude businesses and realize potential benefits of consolidating additional volumes  Potential benefits of additional scale and scope of business, including diversification of basin and product exposures  Enhanced ability to manage risk associated with large-scale investment opportunities  Strong access to capital markets  Maintain investment grade metrics and attractive funding costs  Existing IDR subsidies remain  Immediately accretive to SXL distributable cash flow and distributions per unit  Expect to achieve near-term distribution increases in low double digits with a more than 1.0x distribution coverage ratio  Investment grade credit profile  Simplified structure  Ability to capitalize on commercial synergies between the businesses and realize potential cost synergies not available as separate entities  Significant commercial synergies related to Permian basin, Marcellus / Utica basin, and Gulf Coast platforms  Complementary businesses create tremendous value that mitigate commodity price headwinds

Strategic Rationale  Expands SXL’s strategic footprint and integrates the NGL business closer to the wellhead  More closely aligns ETP’s NGL growth plans with SXL’s  Increased scale and scope of business  Complementary geographic asset bases  Additional diversification and enhanced ability to manage risk and large-scale investment opportunities  Enhanced ability to offer wider range of services to the market 5  Preserves cash for debt reduction and growth capital funding through implied distribution reduction  Creates the ability to accelerate deleveraging  Increased diversification through the combination of ETP’s primarily gas focused and SXL’s primarily liquids focused businesses  Without this transaction, ETP would need to consider a distribution reduction in the range of 15-25%, subject to a number of assumptions, in order to reduce leverage and increase distribution coverage to strengthen ETP’s financial health and future cash distribution growth profile  With this transaction, current ETP unitholders will participate in the expected cash distribution growth of the combined company SXL ETP Benefits to Both Entities  Combination allows for more efficient capitalization of commercial synergies  Combination allows for cost reductions across the two companies  Transaction represents another large step in ETE’s simplification of the family of partnerships

# Pro Forma Energy Transfer Family Organizational Structure



ENERGY TRANSFER EQUITY, L.P.
100% Interest
~2% LP Interest
100% GP / IDRs
~0.3% LP Interest,
100% GP / IDRs
~46% LP Interest
SUNOCO LP
Pro Forma SXL / ETP
Retail Marketing
100% GP / IDRs
~65% LP Interest
Intrastate Transportation & Storage
Crude Oil
Interstate Transportation & Storage
Natural Gas Liquids
ENERGY TRANSFER LNG(1)
PennTex Midstream Partners, LP
Midstream
Refined Products
60% Interest
Lake Charles LNG (Regas)
Lake Charles LNG Export Co
Liquids Transportation and Services
Legend:
Publicly Traded MLP
Operating Business
Pro Forma

(1) Owner and operator of LNG Regasification facility in Lake Charles, LA and expected nucleus of new stand-alone MLP.

Sunoco Logistics  Energy Transfer  6

Diversified Asset Base Across North America Drives Opportunity 7 The ability to integrate a producer liquids end-to-end solution will better serve customers and alleviate bottlenecks currently faced by producers Optimization Opportunities • Permian Crude Gathering and Mainline • Gulf Coast NGL Projects • Marcellus NGLs Asset Summary Pro Forma Pipeline (miles) 71,000 Midstream Throughput (MMBtu/d) ~10,000,000 NGL Production (bpd) ~469,000 Natural Gas Transported (MMBtu/d) 18,320,000 Crude Transportation (bpd) 2,300,000 Mont Belvieu Fractionation (bpd) 325,000 Note: Bakken Pipeline is expected to start up in 1H 2017.

# Fully Integrated Platform Spanning the Entire Midstream Value Chain

## Involvement in Major Midstream Themes Across the Best Basins and Logistics Hubs

| | Franchise Strengths | Opportunities |
|---|---|---|
| Interstate Natural Gas T&S | • Access to multiple shale plays, storage facilities and markets<br>• Approximately 95% of revenue from reservation fee contracts<br>• Well-positioned to capitalize on changing market dynamics<br>• Key assets: PEPL, FGT, Transwestern, Trunkline, Tiger, MEP | • Marcellus natural gas takeaway to the Midwest, Gulf Coast, and Canada<br>• Backhaul to LNG exports and new petrochemical demand on Gulf Coast |
| Intrastate Natural Gas T&S | • Well-positioned to capture additional revenues from anticipated changes in natural gas supply and demand<br>• Largest intrastate natural gas pipeline and storage system on the Gulf Coast<br>• Key assets: ET Fuel Pipeline, Oasis Pipeline, Houston Pipeline System, ETC Pipeline | • Natural gas exports to Mexico<br>• Additional demand from LNG and petrochemical development on Gulf Coast |
| Midstream | • ~33,000 miles of gathering pipelines with ~6.7 Bcf/d of processing capacity<br>• Projects placed in-service underpinned by long-term, fee-based contracts | • Gathering and processing build out in Texas and Marcellus<br>• Synergies with ETP downstream assets<br>• Significant growth projects ramping up to full capacity over the next two years |
| Lone Star NGL | • World-class integrated platform for processing, transporting, fractionating, storing and exporting NGLs<br>• Fastest growing NGLs business in Mont Belvieu<br>• Liquids volumes from our midstream segment culminate in the ETE family's Mont Belvieu / Mariner South / Nederland Gulf Coast Complex | • Increased volumes from transporting and fractionating volumes from Permian/Delaware and Midcontinent basins<br>• Increased fractionation volumes as large NGL fractionation third-party agreements expire |
| Liquids Transportation & Services | • Bakken Crude Oil pipeline supported by long-term, fee-based contracts; expandable to 570,000 bpd with incremental pumps<br>• Mariner East provides significant Appalachian liquids takeaway capacity connecting NGL volumes to local, regional and international markets via Marcus Hook | • Bakken crude takeaway to Gulf Coast refineries<br>• Permian crude, condensate and NGL takeaway<br>• NGL optimization in the Marcellus / Utica basin<br>• Marcellus / Utica NGL takeaway pipelines |

Sunoco Logistics ENERGY TRANSFER 8

# Organic Growth Enhances the Combined Entity's Strong Foothold in the Most Prolific Producing Basins


ETP Projects
SXL Projects
Active in 9 of the top 10 basins by active rig count with a rapidly increasing footprint in the most prolific US onshore plays
2017 Bakken Crude Pipeline [1]*
2013 Mariner West
2014 Mariner East 1 - Propane
2015 Allegheny Access
2016 Ohio River System[1]
Mariner East 1 – Ethane and Propane
NE PA Expansion Projects
2017 Mariner East 2*
Rover Pipeline (includes making PEPL/TGC bi-directional[1])*
Revolution Pipeline*
2010 Fayetteville Express Pipeline –185 mile 42" gas pipeline[1]
2009 Midcontinent Express JV – 500 mile gas pipeline from Woodford and Barnett[1]
2014 Granite Wash Extension
2009 Phoenix Lateral added to Transwestern pipeline – 260-mile, 36" and 42" gas pipeline
2007 Expanded Godley Plant to 400 MMcf/d
2008 Expanded Godley Plant to 600 MMcf/d
Eight 36" & 42" gas pipelines totaling 419 miles
Texas Independence Pipeline – 148 mile 42" gas pipeline
2013 Godley Plant – expanded to 700 MMcf/d
2013 Permian Express 1
2014 Rebel Plant
Permian Express 1 expansion
2015 Permian Express 2
Mi Vida Plant
2016 Permian Longview & Louisiana Extension
Delaware Basin Extension
Orla Plant
Lone Star Express
Panther Plant*
2017 Trans-Pecos / Comanche Trail[1]*
2007 First 42" gas pipeline in Texas
2010 Tiger Pipeline – 175 mile 42" gas pipeline
2015 Alamo Plant
2014 Eaglebine Express
2010 Dos Hermanas Pipeline – 50 mile, 24" gas pipeline
2011 Chisholm Pipeline – 83 miles
Rich Eagle Ford Mainline ("REM") Phase I – 160 miles
2012 Chisholm Plant, Kenedy Plant, and REM Phase II
Lone Star West Texas Gateway
2014 REM expanded to exceed 1 Bcf/d
Rio Bravo Crude Conversion
Eagle Ford Expansion Project
2015 Kenedy II Plant (REM II)
2011 Freedom (43 miles) and Liberty NGL Pipelines (93 miles)[1]
2012 ETP Justice Pipeline
Lone Star Fractionator I
2013 Lone Star Fractionator II
Jackson Plant
2014 Nueces Crossover
2015 Mariner South
Lone Star Fractionator III
2016 Lone Star Fractionator IV
Bayou Bridge Phase I[1]
2017 Bayou Bridge Phase II[1]*
2020+ Lake Charles LNG Facility (60% ETE/40% ETP)*

* Growth project under development
(1) Joint venture.

Sunoco Logistics ENERGY TRANSFER 9

# One of the Largest and Most Dynamic Midstream MLPs

## Enterprise Value ($bn)(1)(2)



$77.4
$74.3
$56.7
$53.7
$34.1
$25.5
$25.3
$24.0
$19.8
EPD
PF SXL
SA ETP
WPZ
PAA
SEP
OKS
EEP
SA SXL
Equity Value
Enterprise Value

| Credit Rating: | EPD | PF SXL | SA ETP | WPZ | PAA | SEP | OKS | EEP | SA SXL |
|---|---|---|---|---|---|---|---|---|---|
| | Baa1/ BBB+/ BBB+ | | Baa3/ BBB-/ BBB- | Baa3/ BBB-/ BBB- | Baa3/ BBB-/ BBB | Baa2/ BBB/ BBB | Baa2/ BBB/ NR | Baa3/ BBB/ NR | Baa3/ BBB/ BBB |

## Q3 2016 Annualized Adjusted EBITDA ($bn)(3)



$5.6 (4)(5)
$5.0
$4.8
$4.3 (5)
$1.9
$1.8
$1.8
$1.7
$1.2
PF SXL
EPD
WPZ
SA ETP
OKS
EEP
PAA
SEP
SA SXL

(1) Enterprise Value includes GP value. Private GP value calculated as LP equity value / (1 – Gross GP / IDR Take Percentage) * (Gross GP / IDR Take Percentage). Pro forma SXL calculated using the exchange ratio of 1.500x and SXL unit price as of 11/18/2016. Excludes Midstream C-Corps.

(2) Market data as of 11/18/16.

(3) Annualized adjusted EBITDA amounts derived from respective quarterly SEC filings of each company and multiplied by four. Reconciliations of the quarterly EBITDA amounts for each company to generally accepted accounting principle metrics can be found in the respective SEC filings for each company.

(4) Pro forma annualized adjusted EBITDA for SXL derived from historical adjusted EBITDA for each of SXL and ETP for the 3rd quarter of 2016. As a result, this pro forma adjusted EBITDA does not reflect any pro forma adjustments related to the proposed transaction between SXL and ETP.

(5) ETP standalone EBITDA excludes investment in Sunoco Logistics.

Sunoco Logistics Energy Transfer 10

Synergy Opportunities  Delaware Basin & Midland Basin opportunities  Better opportunity to fill capacity on underutilized pipelines • SXL’s Delaware Basin Pipeline has ability to expand by 100 MBPD • ETP has an idle 12” 100 MBPD pipeline in the basin  ETP’s gathering system is very synergistic with SXL’s recently acquired Midland crude oil platform 11 Permian Crude Gathering and Mainline Optimization Gulf Coast NGL Projects  ETP’s Lone Star presence in Mont Belvieu combined with SXL’s Nederland terminal provide opportunities for multiple growth projects  Potential ethane and ethylene projects delivering Lone Star fractionated products to Nederland for export Marcellus Optimization Cost Reduction Opportunities  ETP’s Rover and Revolution system combined with SXL’s NE Mariner system provide long-term growth potential  Wellhead to market service offering  More efficient tax structure with SXL’s C-corp joint ventures  Single public company cost  SG&A optimization EXPECT THAT THE TRANSACTION WILL ALLOW FOR COMMERCIAL SYNERGIES AND COST SAVINGS IN EXCESS OF $200 MILLION ANNUALLY BY 2019

 SXL and ETP’s management teams have proven track records of successfully integrating acquisitions:  Knowledge of respective assets and businesses will facilitate a smooth integration of:  Operations  Commercial  Risk Management  Finance / Accounting  Information Technology  Integration plan expected to be substantially complete by the time transaction closes Proven Track Records of Successful Integration 12 2014 2012 2012 2011 2012 2015

Key Takeaways 13 • The transaction creates benefits for current ETP unitholders – Long-term value potential from improved distribution growth profile and strong coverage – Larger float and enhanced access to capital markets for larger pro forma entity • SXL/ETP becomes the second largest MLP – Pro forma SXL becomes a fully integrated midstream / liquids platform across North America with 71,000 miles of pipeline – Operations in major high-growth oil and gas shales and basins, including Permian, Eagle Ford, Panhandle and Marcellus / Utica • ETE benefits from size and strength of SXL’s more diversified platform – A stronger MLP creates a stronger GP – Clearly identified commercial synergy opportunities and cost saving initiatives – Step toward simplifying ETE family structure This transaction will make ETP stronger and better positioned for future strategic opportunities SXL benefits from further diversified basin exposure and enhanced liquids integration ETE benefits from a larger, combined underlying MLP

Illustrative Transaction Timeline 14 • Integration plan will result in one functional organization at closing November 2016 • Sign Agreement • Announce transaction • Begin drafting Proxy / registration statement • Begin regulatory approval process File proxy statement / S-4 registration statement Q1 2017: Transaction Close 2 – 4 weeks 8 – 16 weeks 3 – 5 months expected timing from announcement to closing Subject to SEC review & regulatory approval ETP vote

Liquids Integration Opportunities

# Fully Integrated Midstream / Liquids Platform Across North America

***The ability to integrate a producer liquids end-to-end solution will better serve customers and alleviate bottlenecks currently faced by producers***



**Energy Transfer**

- NGL Pipelines
- Crude Projects[1]
- NGL Projects
- LNG Facilities
- Fractionator

**Sunoco Logistics**

- Refined Products/NGL
- Crude
- Growth Projects
- Facility

**Marcus Hook: The future Mont Belvieu of the North**

- 800 acre site: inbound and outbound pipeline along with infrastructure connectivity
- Logistically and financially advantaged for exports being 1,500 miles closer to Europe, significantly reducing shipping cost.
- Advantaged to local and regional markets
- No ship channel restriction, compared to the Houston Ship Channel
- 4 seaborne export docks can accommodate VLGC sized vessels

**Lone Star is the fastest growing NGLs business in Mont Belvieu**

- Fracs I, II, III and IV in service.
- Plot plan in place for an additional 3 Fracs on existing footprint (7 fractionators in total)
- Total Frac capacity potentially 800,000 bpd
- 2,000 miles of NGL pipelines with fully expanded capacity of 935,000 bpd
- Storage capacity of 53mm bpd
- 210,000 bpd LPG export terminal
- 80,000 bpd of diluent export capacity

(1) Via joint ventures

Sunoco Logistics ENERGY TRANSFER 16

# ETP NGL Transportation & Services

## NGL Storage

- ~53 million barrels NGL storage
- Permitted to drill additional 8 caverns*

## Pipeline Transportation

- 2,000+ miles of NGL Pipelines
- ~ 580 Mbpd of raw make transport capacity
- Expanding capacity to 935 Mbpd
- 210 Mbpd LPG export terminal
- 80 Mbpd of Diluent export capacity
- Extensive Houston Ship Channel pipeline network
- 533 miles of new 24" and 30" Lone Star Express NGL pipeline

## Fractionation and Processing

- Four fractionators at Mont Belvieu with a total capacity of 420,000 bpd
- Ability to build a total of 7 Mont Belvieu fractionators on current footprint*



Baden Storage
Godley Plant
Hattiesburg Storage
Geismar Fractionator
Chalmette Plant
Mt. Belvieu Fractionation & Storage
Sea Robin Plant
Sorrento Plant
LaGrange/Chisholm Plant Complex
Kenedy Plant
Jackson Plant
Existing Lone Star
Lone Star West Texas Gateway Expansion
ETP-Copano Liberty JV
ETP Justice
ETP Spirit
ETP Freedom
Approved Lone Star Express
Storage
Fractionation
Plant
Mariner South
Nederland Terminal

***Mariner South II opportunity would connect ETP's Mt. Belvieu fractionators with SXL's Nederland terminal***

**Growth Projects*

Sunoco Logistics  Energy Transfer 17

Mariner Franchise & Revolution System Projects Revolution Project Map • System is located in Pennsylvania’s Marcellus/Utica Shale rich-gas area • Rich-gas, complete solution system • Currently 20 miles of 16” in-service • Build out assets will include: – 110 miles of 20”, 24” & 30” gathering pipelines – Cryogenic processing plant with de- ethanizer – Natural gas residue pipeline with direct connect to ETP’s Rover pipeline – Purity ethane pipeline to SXL’s Mariner East system – C3+ pipeline and storage to SXL’s Mariner East system – Fractionation facility located at SXL’s Marcus Hook facility • Expected in-service Q4 2017 Project Details 18 • Opportunity to connect ETP’s Revolution system to SXL’s Mariner East system to move additional NGL volumes out of the Marcellus / Utica • Potential to increase product flows to SXL’s Marcus Hook

Bayou Bridge Pipeline Project Bayou Bridge Project Map • Crude oil transportation – joint venture between Phillips 66 Partners (40%), SXL (30% operator) and ETP (30%) – Phillips 66 Partners = construction manager for segment 1 – Nederland to Lake Charles, Louisiana – ETP = construction manager for segment 2 – Lake Charles to St. James, Louisiana • 30” Nederland to Lake Charles segment went into service in April 2016 • 24” St. James segment expected in-service 2nd half of 2017 • Light and heavy crude service Project Details 19 Project highlights synergistic nature of ETP and SXL crude platforms and creates additional growth opportunities and market diversification

# Permian Crude Gathering and Mainline

## Integration Potential

- **Pecos Crossing System**
  - System Capacity: 100,000 bpd
  - Currently flowing: ~40,000 bpd
  - Adding interconnect to Advantage Pipeline for access to Houston markets
- **Delaware Gathering Expansion**
  - 3 new oil gathering systems consisting of 130 miles of pipeline in Reeves, Loving and Lea Counties
  - Total Capacity: 120,000 bpd
  - Delivery into SXL's new Delaware Basin Expansion Project

- ***Better opportunity to fill capacity on underutilized pipelines***
- ***SXL's Delaware Basin Pipeline has ability to expand by 100 MBPD***
- ***ETP has an idle 12" 100 MBPD pipeline in the basin***
- ***ETP's gathering system is very synergistic with SXL's recently acquired Midland crude oil platform***

## Permian Crude Assets



3 West Texas Crude Expansions
Permian Crude to multiple markets
2012 - 2014
Granite Wash Extension
Granite Wash Crude to multiple markets
4Q 2014
Energy Transfer
Permian Basin
Midstream[1]
Permian Express 1
Permian Crude to Nederland
2Q 2013
Permian Express 2
Permian Crude to multiple markets
3Q 2015
Delaware Basin Extension
Delaware Basin Crude to Midland
3Q 2016
Eaglebine Express
Eaglebine / Woodbine Crude to Nederland
4Q 2014
Permian LV & LA Extension
Permian Crude to multiple markets
3Q 2016
Cushing
Granite Wash
Oklahoma
Wichita Falls
Arkansas
Colorado City
Midland
Permian
Longview
Corsicana
Louisiana
Mississippi
Woodbine
Eaglebine
Houston
Nederland

(1) Includes gas and crude gathering assets

Sunoco Logistics Energy Transfer 20

# Bakken Pipeline


1,172 miles of new 30"
Trunkline Conversion 754 miles[1] of 30" to crude service
Delivery Points
Origin Sites
Dakota Access Pipeline
Energy Transfer Crude Oil Pipeline
Bayou Bridge Pipeline
Nederland Terminal

| Project Name | Asset Type | Miles | Project Cost ($bn) | Ready for Service | Average Contract Duration |
|---|---|---|---|---|---|
| [2] Dakota Access | Crude pipelines | 1,172 | $4.8 | 1H 2016 | 9 yrs |
| [2] ETCO Pipeline | Crude pipelines | 754[1] | | | |

Note: Gross JV project cost where applicable
(1) 686 miles of converted pipeline + 68 miles of new build.
(2) Bakken Crude Pipelines owned 45% ETP, 30% SXL (operator), 25% P66 (post closing of Bakken equity sale, ownership will be ETP and SXL- 38.25%, MarEn- 36.75%, and P66- 25%).

## Project Details

- Dakota Access Pipeline will connect Bakken production to Patoka, IL with interconnection to Energy Transfer Crude Oil Pipeline (Trunkline conversion) to reach Nederland and the Gulf Coast
  - Supported by long-term, fee-based contracts with large, creditworthy counterparties
  - Currently expected to deliver in excess of 470,000 barrels per day
  - Expandable to 570,000 barrels per day

***Project highlights synergistic nature of ETP and SXL crude platforms and creates additional growth opportunities and market diversification***

## Recent Developments

- ETP, SXL and Phillips 66 announced the successful completion of the project-level financing of jointly-owned Bakken Pipeline Project
- ETP and SXL have signed an agreement to sell 36.75% of the Bakken Pipeline Project to MarEn Bakken Company LLC (MarEn), an entity jointly owned by Enbridge Energy Partners and Marathon Petroleum Corporation, for $2 billion in cash
- Expected to close in the fourth quarter of 2016 or first quarter of 2017, subject to certain closing conditions
- Upon closing, a subsidiary of Marathon Petroleum has committed to participate in a forthcoming Dakota Access/Energy Transfer Crude Oil Pipeline open season, and subject to the terms and conditions of the open season, make a long-term volume commitment on the Bakken Pipeline Project. The new open season was launched on August 12, 2016
- Upon closing, the ownership of the Bakken Pipeline Project will be: ETP and SXL - 38.25%, MarEn - 36.75%, and Phillips 66 - 25%

Sunoco Logistics Energy Transfer 21

Existing IDR Waivers 22 Existing ETP IDR Reduction Existing SXL IDR Reduction Total IDR Reduction December 31, 2016 $137,500 $7,500 $145,000 March 31, 2017 $149,500 $7,500 $157,000 June 30, 2017 $154,500 $7,500 $162,000 September 30, 2017 $155,750 $7,500 $163,250 December 31, 2017 $165,750 $7,500 $173,250 2018 $138,000 $15,000 $153,000 2019 $128,000 -- $128,000 Total Through 2019 $1,029,000 $52,500 $1,081,500 (in thousands)